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                                                                     Exhibit 4.4

================================================================================

                       Telefonos de Mexico, S.A. de C.V.,

                                    as Issuer

                                       to

                              JPMorgan Chase Bank,

                                     Trustee

                                   ----------

                                    INDENTURE

                          Dated as of November 19, 2003

                                   ----------

                                 Debt Securities

================================================================================

           Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                  Indenture Section

(S) 310(a)(1)      ........................................... 609
       (a)(2)      ........................................... 609
       (a)(3)      ........................................... Not Applicable
       (a)(4)      ........................................... Not Applicable
       (b)         ........................................... 608
                   ........................................... 610
(S) 311(a)         ........................................... 613
       (b)         ........................................... 613
(S) 312(a)         ........................................... 701
                   ........................................... 702
       (b)         ........................................... 702
       (c)         ........................................... 702
(S) 313(a)         ........................................... 703
       (b)         ........................................... 703
       (c)         ........................................... 703
       (d)         ........................................... 703
(S) 313(a)         ........................................... 704
       (a)(4)      ........................................... 101
                   ........................................... 1004
       (b)         ........................................... Not Applicable
       (c)(1)      ........................................... 102
       (c)(2)      ........................................... 102
       (c)(3)      ........................................... Not Applicable
       (d)         ........................................... Not Applicable
       (e)         ........................................... 102
(S) 315(a)         ........................................... 601
       (b)         ........................................... 602
       (c)         ........................................... 601
       (d)         ........................................... 601
       (e)         ........................................... 513
(S) 316(a)         ........................................... 101
       (a)(1)(A)   ........................................... 502
                   ........................................... 512
       (a)(1)(B)   ........................................... 513
       (a)(2)      ........................................... Not Applicable
       (b)         ........................................... 508
       (c)         ........................................... 104
(S) 317(a)(1)      ........................................... 503
       (a)(2)      ........................................... 504
       (b)         ........................................... 1003
(S) 318(a)         ........................................... 107

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

Parties .......................................................................1
Recitals of the Company .......................................................1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.    Definitions....................................................7

Section 102.    Compliance Certificates and Opinions..........................15

Section 103.    Form of Documents Delivered to Trustee........................16

Section 104.    Acts of Holders; Record Dates.................................16

Section 105.    Notices, Etc., to Trustee and Company.........................18

Section 106.    Notice to Holders; Waiver.....................................18

Section 107.    Conflict with Trust Indenture Act.............................19

Section 108.    Effect of Headings and Table of Contents......................19

Section 109.    Successors and Assigns........................................19

Section 110.    Separability Clause...........................................19

Section 111.    Counterparts..................................................19

Section 112.    Benefits of Indenture.........................................19

Section 113.    Governing Law.................................................20

Section 114.    Legal Holidays................................................20

Section 115.    Consent to Service; Jurisdiction..............................20

Section 116.    Language of Notices, Etc......................................21

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.    Forms Generally...............................................21

Section 202.    Form of Face of Security......................................21

Section 203.    Form of Reverse of Security...................................23

Section 204.    Form of Trustee's Certificate of Authentication...............32

Section 205.    Form of Conversion Notice.....................................32

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.    Amount Unlimited; Issuable in Series..........................33

Section 302.    Denominations.................................................35

Section 303.    Execution, Authentication, Delivery and Dating................35

Section 304.    Registration, Registration of Transfer and Exchange...........37

Section 305.    Mutilated, Destroyed, Lost and Stolen Securities..............39

Section 306.    Payment of Interest; Interest Rights Preserved................39

Section 307.    Persons Deemed Owners.........................................41

Section 308.    Cancellation..................................................41

Section 309.    Computation of Interest.......................................41

Section 310.    CUSIP Numbers.................................................41

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.    Satisfaction and Discharge of Indenture.......................42

Section 402.    Application of Trust Money....................................43

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.    Events of Default.............................................43

Section 502.    Acceleration of Maturity; Rescission and Annulment............45

Section 503.    Collection of Indebtedness and Suits for Enforcement by
                   Trustee....................................................46

Section 504.    Trustee May File Proofs of Claim..............................46

Section 505.    Trustee May Enforce Claims Without Possession of Securities...47

Section 506.    Application of Money Collected................................47

Section 507.    Limitation on Suits...........................................47

Section 508.    Unconditional Right of Holders to Receive Principal,
                   Premium and Interest and to Convert........................48

Section 509.    Restoration of Rights and Remedies............................48

Section 510.    Rights and Remedies Cumulative................................48

Section 511.    Delay or Omission Not Waiver..................................49

Section 512.    Control by Holders............................................49

Section 513.    Waiver of Past Defaults.......................................49

Section 514.    Undertaking for Costs.........................................49

Section 515.    Waiver of Usury, Stay or Extension Laws.......................50

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.    Certain Duties and Responsibilities...........................50

Section 602.    Notice of Defaults............................................50

Section 603.    Certain Rights of Trustee.....................................50

Section 604.    Not Responsible for Recitals or Issuance of Securities........51

Section 605.    May Hold Securities...........................................52

Section 606.    Money Held in Trust...........................................52

Section 607.    Compensation and Reimbursement................................52

Section 608.    Conflicting Interests.........................................53

Section 609.    Corporate Trustee Required; Eligibility.......................53

Section 610.    Resignation and Removal; Appointment of Successor.............53

Section 611.    Acceptance of Appointment by Successor........................54

Section 612.    Merger, Conversion, Consolidation or Succession to Business...55

Section 613.    Preferential Collection of Claims Against Company.............56

Section 614.    Appointment of Authenticating Agent...........................56

Section 615.    Trustee's Application for Instructions from the Company.......57

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.    Company to Furnish Trustee Names and Addresses of Holders.....57

Section 702.    Preservation of Information; Communications to Holders........58

Section 703.    Reports by Trustee............................................58

Section 704.    Reports by Company............................................58

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.    Company May Consolidate, Etc., Only on Certain Terms..........59

Section 802.    Successor Substituted.........................................59

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures without Consent of Holders............60

Section 902.    Supplemental Indentures with Consent of Holders...............61

Section 903.    Execution of Supplemental Indentures..........................62

Section 904.    Effect of Supplemental Indentures.............................62

Section 905.    Conformity with Trust Indenture Act...........................62

Section 906.    Reference in Securities to Supplemental Indentures............62

                                   ARTICLE TEN

                                    COVENANTS

Section 1001.   Payment of Principal, Premium and Interest....................63

Section 1002.   Maintenance of Office or Agency...............................63

Section 1003.   Money for Security Payments to Be Held in Trust...............63

Section 1004.   Statement by Officers as to Default...........................64

Section 1005.   Exchange Act Reports..........................................65

Section 1006.   Maintenance of Telecommunications Business....................65

Section 1007.   Limitation on Liens...........................................65

Section 1008.   Limitation on Sale/Leaseback Transactions.....................66

Section 1009.   Payment of Additional Amounts.................................67

Section 1010.   Indemnification of Judgment Currency..........................69

Section 1011.   Book-Entry System.............................................70

Section 1012.   Waiver of Certain Covenants...................................70

Section 1013.   Calculation of Original Issue Discount........................70

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.   Right of Redemption...........................................70

Section 1102.   Notice of Redemption..........................................71

Section 1103.   Deposit of Redemption Price...................................72

Section 1104.   Securities Payable on Redemption Date.........................72

Section 1105.   Securities Redeemed in Part...................................72

                                 ARTICLE TWELVE

                      CONVERSION OF CONVERTIBLE SECURITIES

Section 1201.   Conversion Privilege and Conversion Rate......................73

Section 1202.   Exercise of Conversion Privilege..............................73

Section 1203.   Fractions of ADSs.............................................75

Section 1204.   Adjustment of Conversion Rate.................................75

Section 1205.   Notice of Adjustments of Conversion Rate......................79

Section 1206.   Notice of Certain Corporate Action............................80

Section 1207.   Company to Reserve Common Stock; Depositary to Register
                   ADSs; Listing on NYSE......................................81

Section 1208.   Taxes and Fees on Conversions.................................81

Section 1209.   Covenant as to L Shares.......................................81

Section 1210.   Cancellation of Converted Convertible Securities..............82

Section 1211.   Provision in Case of Consolidation, Merger or Sale of
                   Assets.....................................................82

Section 1212.   Responsibility of Trustee for Conversion Provisions...........83

Section 1213.   Termination of Deposit Agreement..............................83

                                ARTICLE THIRTEEN

  REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER UPON A CHANGE IN CONTROL

Section 1301.   Right to Require Repurchase...................................83

Section 1302.   Notices; Method of Exercising Repurchase Right, Etc...........84

Section 1303.   Certain Definitions...........................................86

SIGNATURES....................................................................81

     INDENTURE, dated as of November 19, 2003, between Telefonos de Mexico, S.A. de C.V., a sociedad anonima de capital variable organized and existing under the laws of the United Mexican States ("Mexico") (herein called the "Company"), having its principal office at Parque Via 190, Colonia Cuauhtemoc, 06599, Mexico, D.F., Mexico, and JPMorgan Chase Bank, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debt securities (herein called collectively the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase and acceptance of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Mexico, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Mexico at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

          (5) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time; and

          (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Additional Amounts" has the meaning specified in Section 1009.

     "ADSs" means American Depositary Shares, each initially representing 20 Series L Shares.

     "ADS Deposit Agreement" means the Amended and Restated Deposit Agreement, dated as of May 1, 1991 and amended as of May 1, 1992, among the Company, Morgan Guaranty Trust Company of New York, as depositary, and the holders from time to time of the American Depositary Receipts issued by the ADS Depositary and evidencing the ADSs issued thereunder, as such agreement may be amended from time to time.

     "ADS Depositary" means Morgan Guaranty Trust Company of New York, as depositary under the ADS Deposit Agreement, until a successor ADS Depositary shall have become such pursuant to such agreement, and thereafter "ADS Depositary" shall mean such successor ADS Depositary.

     "Affiliate" of any specified Person means any other Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Members" has the meaning specified in clause (5) of the last paragraph of Section 304.

     "Applicable Procedures" of the Depositary means, with respect to any matter at any time, the policies and procedures of the Depositary, if any, that are applicable to such matter at such time.

     "Attributable Debt" means, with respect to any Sale/Leaseback Transaction, the lesser of (x) the fair market value of the asset subject to such transaction and (y) the present value (discounted at a rate per annum equal to the discount rate of a capital lease obligation with a like term in accordance with Mexican generally accepted accounting principles) of the obligations of the lessee for net rental payments (excluding amounts on account of maintenance and repairs, insurance, taxes, assessments and similar charges and contingent rents) during the term of the lease.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "beneficial owner" has the meaning specified in Section 1303; and the terms "beneficial ownership" and "beneficially owned" have meanings correlative to the definition of beneficial owner.

     "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act for it in respect hereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is (i) not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close and (ii) a day on which banks and financial institutions in Mexico are open for business with the general public.

     "Clearstream, Luxembourg" has the meaning specified in clause (5) of the last paragraph of Section 304.

     "Change in Control" has the meaning specified in Section 1303.

     "Closing Price" on any Trading Day with respect to the per share price of ADSs means the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange as reported in The Wall Street Journal (or other similar newspaper). If the ADS Deposit Agreement is terminated for any reason, Closing Price shall refer to the last reported sales price quoted for the L Shares on the Mexican Stock Exchange, converted into U.S. Dollars at the noon exchange rate published by the Federal Reserve Bank of New York on that date, and if no such rate is published by the Federal Reserve Bank of New York, at the average of the bid and asked exchange rates quoted by Banco de Mexico on such date.

     "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

     "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company and which is not subject to redemption at the election of the Company (other than by virtue of constituting variable capital). Subject to the provisions of
Section 1211, shares issuable on conversion of the Securities shall include only L Shares or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption at the election of the Company (other than by virtue of constituting variable capital); provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the General Counsel or any Division Head of the Company, and delivered to the Trustee.

     "Consolidated Net Tangible Assets" means total assets (stated net of applicable reserves and other properly deductible items, to the extent not already deducted in the computation of total assets) after deducting therefrom
(i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents and other like intangible assets, each as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with Mexican generally accepted accounting principles.

     "Constituent Person" has the meaning specified in Section 1211.

     "Conversion Agent" has the meaning specified in Section 1202.

     "Conversion Rate" has the meaning specified in Section 1201.

     "Convertible Security" means any Security that by its terms may be converted at the option of the Holder thereof into ADSs in accordance with the provisions of Article Twelve.

     "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, the City of New York, New York at which at any particular time its corporate trust business shall be administered which office as of the date hereof is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 306.

     "Depositary" means The Depository Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

     "Dollar" and "$" mean a U.S. Dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "Euroclear" has the meaning specified in clause (5) of the last paragraph of Section 304.

     "Event of Default" has the meaning specified in Section 501.

     "Excess Payments" means the excess of (A) the aggregate of the cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution delivered to the Trustee) of other consideration paid by the Company or any of its Subsidiaries with respect to the shares of Common Stock acquired in a tender or exchange offer over (B) the price of a share of the relevant series of Common Stock (as reported on the principal securities exchange on which such series of Common Stock is listed) on the Trading Day immediately following the completion of the tender or exchange offer multiplied by the number of acquired shares.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

     "Expiration Date" has the meaning specified in Section 104(g).

     "Expiration Time" has the meaning specified in Section 1204(6).

     "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

     "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

     "Holder Repurchase Date" has the meaning specified in Section 1301.

     "Holder Repurchase Notice" has the meaning specified in Section 1302(b).

     "Indebtedness" means any obligation, or the guarantee of any obligation, for the payment or repayment of money borrowed, or otherwise evidenced by debentures, notes, bonds or similar instruments.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Judgment Currency" has the meaning specified in Section 1010.

     "Lien" means any mortgage, charge, pledge, lien, hypothecation, security interest or other encumbrance, including, without limitation, any equivalent of the foregoing created under the laws of Mexico or any other jurisdiction.

     "L Shares" means the Series L shares, no par value, of the Company.

     "Material Subsidiary" means any Subsidiary of the Company if (i) the assets of such Subsidiary and those of its Subsidiaries, on a consolidated basis without duplication, constituted 10% or more of the consolidated assets of the Company and its Subsidiaries as of the end of the then most recently ended fiscal quarter of the Company or (ii) the operating profit of such Subsidiary and the operating profit of its Subsidiaries, on a consolidated basis without duplication, constituted 10% or more of the consolidated operating profit of the Company and its Subsidiaries for the then most recently ended fiscal quarter of the Company.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right or otherwise.

     "Mexican Taxes" has the meaning specified in Section 1009.

     "Non-electing Share" has the meaning specified in Section 1211.

     "Notice of Default" means a written notice of the kind specified in Section 501(3).

     "Officer's Certificate" means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the General Counsel, the Treasurer or any Division Head of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment, redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

               (iii) Securities which have been paid pursuant to Section 305 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series and subject to Section 1002, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 305 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture as set forth in such Security.

     "Reference Date" has the meaning specified in Section 1204(4).

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Related Person" has the meaning specified in Section 1303.

     "Repurchase Price" has the meaning specified in Section 1301.

     "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer, any assistant trust officer or any other officer of the Trustee, in each case, with direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Property" means (a) any lines, exchanges, switching equipment, transmission equipment (including satellites), cables, microwave equipment and related facilities, whether at the date of this Indenture owned or thereafter acquired, used in connection with the provision of telecommunications services in Mexico, including any land, buildings, structures and other equipment or fixtures that constitute any such facility, owned by the Company or a Restricted Subsidiary and (b) any share of capital stock of a Restricted Subsidiary.

     "Restricted Subsidiary" means any Subsidiary that owns Restricted Property.

     "Rule 3.25.15" means Rule 3.25.15 issued by the Mexican Secretaria de Hacienda y Credito Publico (Ministry of Finance and Public Credit) on March 31, 2003 (or a substantially similar successor rule), as the same may be amended from time to time.

     "Sale/Leaseback Transaction" means any arrangement that provides for the leasing by the Company or any Restricted Subsidiary, for an initial term of three years or more, of any Restricted Property, whether now owned or hereafter acquired, that is to be sold or transferred by the Company or any Restricted Subsidiary for a sale price of U.S.$1,000,000 (or the equivalent thereof) or more.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the U.S. Securities Act of 1933 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 304.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 306.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company or by the Company and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which the Company, or one or more other Subsidiaries of the Company or the Company and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Trading Day" means, in the case of ADSs, any day on which the New York Stock Exchange is open for business and, in the case of Common Stock, any day on which the Mexican Stock Exchange is open for business.

     "transfer" of any Security means any sale, pledge, transfer, hypothecation or other disposition of such Security or any interest therein.

     "Trigger Event" has the meaning specified in Section 1204(7).

     "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission thereunder.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "Voting Stock" of any Person means capital stock of or other ownership interest in such Person which ordinarily has voting power for the election of directors of (or Persons performing similar functions for) such Person, whether at all times or only as long as no senior class of securities or other ownership interests has such voting power by reason of any contingency. For the purpose of calculating the percentage of (x) the combined voting power of the Voting Stock of any Person that is represented by (y) any capital stock of or other ownership interests in such Person, all capital stock of and other ownership interests in such Person that are beneficially owned by such Person will be excluded in determining the combined voting power described in clause (x) but will not be excluded from (if otherwise included in) the capital stock or other ownership interests described in clause (y).

SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be reasonably required hereunder. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          (g) With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices, Etc.,to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by facsimile) to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this

Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

     In case any one or more of the provisions contained in this Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Indenture shall be construed as if such provision had never been contained herein.

SECTION 111. Counterparts.

     This Indenture may be simultaneously executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 112. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 113. Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

SECTION 114. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity, or on such last day for conversion, as the case may be; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 115. Consent to Service; Jurisdiction.

     The Company and the Trustee agree that any legal suit, action or proceeding arising out of or relating to this Indenture, and the Company agrees that any legal suit, action or proceeding arising out of or relating to the Securities, may be instituted in any federal or state court in the Borough of Manhattan, The City of New York and in the courts of its own corporate domicile, in respect of actions brought against each such party as a defendant, and each waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such suit, action or proceeding, waives any right to which it may be entitled on account of place of residence or domicile and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company hereby designates and appoints CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, New York, and agrees that service of process upon such agent, and written notice of said service to the Company by the Person serving the same, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and further designates its domicile, the domicile of CT Corporation System specified above and any domicile CT Corporation System may have in the future as its domicile to receive any notice hereunder (including service of process). If for any reason CT Corporation System Inc. (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

SECTION 116. Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary thereof or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

The following legend shall appear on the face of each Global Security:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT

IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                        Telefonos de Mexico, S.A. de C.V.

                                   ----------

No.
    ----------
CUSIP No.                                                             $
          -------------                                                 --------

     Telefonos de Mexico, S.A. de C.V., a sociedad anonima de capital variable organized and existing under the laws of Mexico (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                       , or registered assigns, the principal sum of
-----------------------
                            Dollars on
--------------------------             -----------------------------------------
[if the Security is to bear interest prior to Maturity, insert -- , and to pay
interest thereon from                  or from the most recent Interest Payment
                      ----------------
Date to which interest has been paid or duly provided for, semi-annually on
             and              in each year, commencing               , and at
------------     -----------                           --------------
the Maturity thereof, at the rate of    % per annum, until the principal hereof
                                     ---
is paid or made available for payment [if applicable, insert -- , provided that any principal [and premium], and any such installment of interest, which is
overdue shall bear interest at the rate of    % per annum (to the extent that
                                           ---
the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the         or
                                                          -------    -------
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal [and any overdue premium] shall
bear interest at the rate of     % per annum (to the extent that the payment of
                             ----
such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal [or premium] shall be payable on demand.]

     Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture, provided, however, that if this Security is not a Global Security, payment may be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); and provided, further, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:
      -------------------------

                                      TELEFONOS DE MEXICO, S.A. de C.V.


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

SECTION 203. Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 19, 2003 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal
amount to $            ].
           -----------

     [If applicable, insert -- The Securities of this series are subject to
redemption upon not less than         days' nor more than         days' notice,
                              -------                     -------
at any time [if applicable, insert -- on or after           , 20  ], as a whole
                                                  ----------    --
or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable,
insert -- on or before                ,    %, and if redeemed] during the
                       ---------------  ---
12-month period beginning               of the years indicated,
                          -------------

       Redemption          Redemption
Year     Price      Year      Price
----   ----------   ----   -----------

and thereafter at a Redemption Price equal to      % of the principal amount,
                                              -----
together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     [If the Security is a Convertible Security, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on
           , 20  , or in case this Security or a portion hereof is called for
-----------    --
redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day immediately preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount at Stated Maturity hereof, or of such portion, into American Depositary Shares ("ADSs"), each representing the right to receive
                                                                   -------
Series L Shares of the Company, at a conversion rate of           ADSs for each
                                                        ---------
$1,000 principal amount at Stated Maturity of Securities by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in the Borough of Manhattan, the City of New York, New York, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the accrued interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the L Shares represented by ADSs issued on conversion. No fractions of ADSs or scrip representing fractions of ADSs will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted (in the form of ADSs) immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).]

     All payments of principal, premium and interest in respect of the Securities shall be made after withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Mexico or any authority therein or thereof having power to tax ("Mexican Taxes"). In the event of any withholding or deduction for any Mexican Taxes, the Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Mexican Taxes payable in respect of Additional

Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

               (i) that any such taxes, duties, assessments or other governmental charges would not have been imposed but for (A) a connection between the Holder and Mexico other than the holding of such Security and the receipt of payments with respect to such Security or (B) failure by the Holder to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Mexico of the Holder, if compliance is required by law, regulation or by an applicable income tax treaty to which Mexico is a party and which is in effect, as a precondition to exemption from, or reduction in the rate of, the tax, assessment or other governmental charge and we have given the Holders at least 30 days' notice that Holders will be required to provide such information and identification;

               (ii) of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 15-day period;

               (iii) of estate, inheritance, gift or other similar taxes imposed with respect to a Security;

               (iv) any tax, duty, assessment or other governmental charge payable otherwise than by deduction or withholding from payments on any series of Securities;

               (v) any payment on a Security to a Holder who is a fiduciary or partnership or a person other than the sole beneficial owner of any such payment, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security.

     For purposes of the provisions described in Clause (i) above, the term "Holder" of any Security means the direct nominee of any beneficial owner of such Security, which holds such beneficial owner's interest in such Security. Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in Clause (i) above shall not apply if (a) the provision of information, documentation or other evidence described in such Clause (i) would be materially more onerous, in form, in procedure or in the substance of information disclosed, to a Holder or beneficial owner of a Security (taking into account any relevant differences between U.S. and Mexican law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law (including the United States - Mexico Income Tax Treaty), regulation (including proposed regulations) and administrative practice or (b) Rule 3.25.15, is in effect, unless the provision of the information, documentation or other evidence described in such Clause (i) is expressly required by statute, regulation, rule or administrative practice in order to apply Rule 3.25.15 and the Company cannot obtain such information, documentation or other evidence on its own through reasonable diligence and the Company otherwise would meet the requirements for application of Rule 3.25.15. In addition, such Clause (i) shall not be construed to require that a non-Mexican pension or retirement fund or a non-Mexican financial institution or any other Person register with the Ministry of Finance and Public Credit for the purpose of establishing eligibility for an exemption from or reduction of Mexican withholding.

     At the request of the Trustee, the Company shall provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Mexican Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     The Company shall pay all stamp, issue, registration, documentary or other similar duties, if any, which may be imposed by Mexico or any governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

     All references herein or in the Indenture to principal, premium or interest in respect of any Security shall be deemed to include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made.

     In the event that Additional Amounts actually paid with respect to the Securities pursuant to the preceding paragraph are based on rates of deduction or withholding of withholding taxes in excess of the appropriate rate applicable to the Holder of such Securities, and, as a result thereof such Holder is entitled to make claim for a refund or credit of such excess from the authority imposing such withholding tax, then such Holder shall, by accepting such Securities, be deemed to have assigned and transferred all right, title, and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

     All references in this Indenture and the Securities to principal in respect of any Security shall be deemed to mean and include any Redemption Price or Repurchase Price payable in respect of such Security pursuant to any redemption or repurchase right hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to mean and include the Redemption Date with respect to any such Redemption Price and the Repurchase Date with respect to any such Repurchase Price), and all such references to principal, premium, interest or Additional Amounts shall be deemed to mean and include any amount payable in respect hereof pursuant to Section 1010 of the Indenture, and express mention of the payment of any Redemption Price or Repurchase Price, or any such other amount in those provisions hereof where such express reference is not made.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole but not in part, at the election of the Company, at a cash price equal to the sum of (i) the principal amount of the Securities being redeemed, (ii) any accrued original issue discount thereon to the date fixed for redemption, (iii) accrued and unpaid current interest thereon to the date fixed for redemption, (iv) any premium applicable in the case of redemption prior to Maturity, and (v) any Additional Amounts (as defined in the Indenture) which would otherwise be payable, if, as a result of any amendment to, or change in, the laws (or any laws, rules, or regulations thereunder) of Mexico or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to or change in an official interpretation, administration or application of such laws, rules, or regulations (including a holding by a court of competent jurisdiction), which amendment or change of such laws, rules, or regulations becomes effective on or after the date of the Indenture, the Company would be obligated, after making reasonable endeavors to avoid such requirement, to pay Additional Amounts in excess of the Additional Amounts that the Company would be obligated to pay if payments made on the Securities were subject to withholding or deduction of Mexican Taxes at the rate of 10 percent.

     If a Change in Control (as defined in the Indenture) occurs, the Holder of the Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof) for cash at a Repurchase Price equal to the sum of (i) the principal amount of the security being repurchased (ii) any accrued original issue discount thereon to the Holder Repurchase Date, (iii) accrued and unpaid interest thereon to the Holder Repurchase Date, and (iv) any Additional Amounts which would otherwise be payable.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any [premium or] interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any [premium and] interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any [premium and] interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 304 thereof on transfers and exchanges of Global Securities.

     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT--
                                                          ______________________
TEN ENT - as tenants by the                                       (Cust)
          entireties                   Custodian                   under Uniform
                                                 -----------------
JT TEN - as joint tenants with right                  (Minor)
         of survivorship and not as    Gifts to Minors Act
                                                           _____________________
         tenants in common                                        (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                            HOLDER REPURCHASE NOTICE

     1. Pursuant to Section 1301 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     2. The undersigned hereby directs the Trustee or the Company to pay it or an amount in cash equal to the sum of (i) the principal
------------------
amount of the Securities being repurchased, (ii) the accrued Original Issue Discount thereon to the Holder Repurchase Date, if any, (iii) accrued and unpaid interest thereon to the Holder Repurchase Date, and (iv) any Additional Amounts which would otherwise be payable.

Dated:


     ___________________________________


     ___________________________________

     Signature(s)

     Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


     ___________________________________
     Signature Guaranteed

Principal amount to be repurchased
(an integral multiple of $1,000): __________________________

Remaining principal amount following such repurchase:
                                                      ____________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SECTION 204. Form of Trustee's Certificate of Authentication.

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated: ____________________

                                        JPMorgan Chase Bank,
                                             as Trustee


                                        By: ____________________________________
                                                     Authorized Officer

SECTION 205. Form of Conversion Notice.

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000, provided that the unconverted portion of such principal amount is $1,000 or any integral multiple of $1,000 in excess thereof) below designated, into American Depositary Shares ("ADSs") of Telefonos de Mexico, S.A. de C.V. in accordance with the terms of the Indenture referred to in this Security, and directs that such ADSs deliverable on conversion, together with a check in payment for any fractional ADS and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If ADSs or Securities are to be delivered to and registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of accrued interest accompanies this Security.

Dated: _________________________________       _________________________________


________________________________________       _________________________________
         Signature Guarantee                          Signature(s)

Fill in for registration of ADSs if
to be issued, and Securities if to be
delivered, other than to and in the
name of the registered Holder:

_______________________________________________
                (Name)


_______________________________________________
 Address (including zip code number)

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER


_______________________________________________
Portion of Security to be Converted (in an integral multiple of $1,000, if less than all):


_______________________________________________
Account number at The Depository Trust
Company (if applicable):


_______________________________________________

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities, including CUSIP Numbers, of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 906, 1105, 1202 or 1302(e) and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable and the manner in which any payment may be made;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) if other than the currency of the United States of America, the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

          (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (14) the applicability, nonapplicability, or variation, of Section 1009 with respect to the Securities of such series;

          (15) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in
     Section 304 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (16) the terms and conditions, if any, pursuant to which the Securities are convertible into ADSs;

          (17) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities;

          (18) any addition to or change in the covenants set forth in Article Ten which applies to the Securities of the series; and

          (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

SECTION 302. Denominations.

     Except as contemplated by Section 301, the Securities of each series shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by any two of its Chief Executive Officer, its Treasurer, its Chief Financial Officer, its General Counsel or any Division Head. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if, in the opinion of counsel to the Trustee, the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, and subject to the other provisions of this Section, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, and subject to the other provisions of this Section, Securities of any series may be exchanged for other Securities of any same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 906, 1105, 1202 or 1302(e) not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (1), (2), (3), (4) and (5) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) a request for certificates has been made by the Company upon 60 days' prior written notice given to the Trustee in accordance with the Depositary's customary procedures and a copy of such notice has been received by the Company from the Trustee. Any Global Security exchanged pursuant to Clause (A) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to Clause (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to Clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

          (4) In the event of the occurrence of any of the events specified in Clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act (including the Euroclear System ("Euroclear") and Clearstream Banking, S.A. ("Clearstream, Luxembourg") and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

SECTION 305. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 306. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     In the case of any Security which is converted after the close of business on any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security that, if not converted, would have a Maturity prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more

Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 307. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 306) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 308. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures unless otherwise directed by a Company Order.

SECTION 309. Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 310. CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 305 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

SECTION 402. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest (including any Additional Amounts) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal (including any Redemption Price or Repurchase Price and any Additional Amounts) of or premium on any Security of that series at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a default or defaults under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company or any Material Subsidiary, or under any mortgage, indenture, agreement or instrument under which there may be issued or borrowed or by which there may be secured or evidenced any indebtedness of the Company or any Material Subsidiary, whether such indebtedness now exists or shall hereafter be created, provided that such indebtedness, individually or in the aggregate, has an aggregate principal amount then outstanding in excess of $100 million (or the equivalent thereof in other currencies or currency units) and that such default or defaults, individually or in the aggregate, (A) shall constitute a failure to pay the principal of such indebtedness (or any portion thereof having an aggregate principal amount in excess of $100 million or such equivalent thereof) when due and payable after the expiration of any applicable grace period with respect thereto or (B) shall have resulted in such indebtedness (or any portion thereof having an aggregate principal amount in excess of $100 million or such equivalent thereof) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (5) a final judgment or judgments (not subject to appeal) for the payment of money are entered against the Company and/or any one or more Material Subsidiaries in an aggregate amount in excess of $100 million (or the equivalent thereof in other currencies or currency units), by a court or courts of competent jurisdiction, which judgment(s) (A) are neither discharged nor bonded in full within 30 days after the right to appeal all such judgments has expired or (B) if bonded in full within such 30-day period, cease to be fully bonded; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, suspension of payments, concurso mercantil, reorganization or other similar law, or (B) a decree or order adjudging the Company or any Material Subsidiary a bankrupt or insolvent, or suspending payments, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sindico, conciliador, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of the property of the Company or any Material Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Material Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company or any Material Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, insolvency, concurso mercantil, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Material Subsidiary to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, suspension of payments, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Material Subsidiary of the Company, or the filing by the Company or any Material Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law or the consent by the Company or any Material Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sindico, conciliador, sequestrator or similar official of the Company or any Material Subsidiary or of any substantial part of the property of the Company or any Material Subsidiary, or the making by the Company or any Material Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Material Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action (evidenced by the adoption of a corporate resolution in favor of any such actions or an action of any of the officers of the Company or such Material Subsidiary that similarly binds the Company or such Material Subsidiary, as the case may be).

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to any series of Securities (other than an Event of Default specified in Sections 501(6) and (7)) occurs and is continuing, then and in every such case the Trustee shall, at the written request of the Holders of not less than 25% in principal amount of the Outstanding Securities of that series, by notice in writing to the Company, declare the principal of all the Securities to be due and payable immediately, and upon any such declaration such principal and any accrued interest and any unpaid Additional Amounts thereon shall become immediately due and payable. If an Event of Default specified in Sections 501(6) and (7) with respect to Securities of any series at the time Outstanding occurs and is continuing, the principal and any accrued interest, together with any Additional Amounts thereon, on all of the Securities of that series then Outstanding shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series at the time Outstanding has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest and any Additional Amounts thereon on all of the Securities of that series,

               (B) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Repurchase Date pursuant to Article Thirteen),

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities of that series, and

               (D) all sums paid or advanced by the Trustee hereunder and all amounts owing the Trustee under Section 607;

          and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest (including any Additional Amounts) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal (including any Redemption Price or Repurchase Price) of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate borne by such Securities, together with any Additional Amounts thereon, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under Section 607.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

          THIRD: Any remaining amounts shall be repaid to the Company.

SECTION 507. Limitation on Suits.

     No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 306) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the Repurchase Date, respectively) and, if such Security is a Convertible Security, to convert such Convertible Security in accordance with its term and the provisions of Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

     Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys' fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to convert any Convertible Security in accordance with its terms or to require the Company to repurchase any Security in accordance with its terms.

SECTION 515. Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its own choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document in connection with this Indenture, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided that the Trustee shall be required to terminate any such agent if it has actual knowledge of any failure by such agent to perform its delegated duties; and

          (h) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

     Neither the Trustee nor any Authenticating Agent assume any responsibility for the correctness of the recitals contained herein and in the Securities, except the Trustee's certificates of authentication. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

          (3) to fully indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (4) To secure the Company's obligation under this Section, the Trustee shall have a lien prior to the Securities upon all money or property held or collected by the Trustee in its capacity as Trustee, except for such money and property which is held in trust to pay principal (and premium, if any) or interest on particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

SECTION 608. Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, the City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                        JPMorgan Chase Bank,
                                            As Trustee


                                        By:
                                            ____________________________________
                                                   As Authenticating Agent


                                        By:
                                            ____________________________________
                                                     Authorized Officer

SECTION 615. Trustee's Application for Instructions from the Company.

     Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date with respect to each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc. Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of its properties and assets substantially as an entirety and shall not permit any Person to consolidate with or merge into the Company unless:

          (1) immediately after giving effect to such transaction, no Event of Default, or an event or condition which, after the giving of notice or lapse of time, or both, would become an Event of Default, with respect to any series of Securities shall have occurred and be continuing;

          (2) the Person formed by such consolidation or merger or the Person which acquires by transfer, conveyance, sale, lease or other disposition of the properties and assets of the Company substantially as an entirety shall be a corporation organized and validly existing under the laws of Mexico or the United States of America or any political subdivision thereof and, if not the Company, shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and, in the case of Convertible Securities, shall have provided for conversion rights in accordance with the terms thereof and the provisions of Article Twelve; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or
     (B) shall become effective only when there is no such Security Outstanding; or

          (6) to secure the Securities pursuant to the requirements of Article Ten or otherwise; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (9) to make provision with respect to the conversion rights of Holders of Convertible Securities pursuant to the requirements of Section 1211; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or modify in any way the Company's obligation to pay Additional Amounts pursuant to Section 1009 or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Twelve (except as permitted by Section 901(9)), or adversely affect the right to cause the Company to repurchase the Securities as provided in Article Thirteen, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1012, or the deletion of this proviso, in accordance with the requirements of Section 611.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of and any premium and interest (together with any Additional Amounts payable thereon) on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

     With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 301, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor; provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

     With respect to any securities that are not in the form of a Global Security, the Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where (in the case of Convertible Securities) conversion notices, certificates and other items required to be delivered to effect conversion may be delivered and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New York) where the Securities of one or more series, notices and other items may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Statement by Officers as to Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company will deliver to the Trustee, as soon as possible and in any event within 15 days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

SECTION 1005. Exchange Act Reports.

     The Company will file with the Trustee, within 15 days after it files them with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 12, 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 12, 13 or 15(d) of the Exchange Act, the Company will continue to file with the Commission and provide the Trustee with such annual reports and such information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which are specified in Sections 12, 13 and 15(d) of the Exchange Act.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

SECTION 1006. Maintenance of Telecommunications Business.

     The Company will maintain the business of providing a public telecommunications network as a principal business of the Company.

SECTION 1007. Limitation on Liens.

     The Company will not itself, and will not permit any Restricted Subsidiary to, create, incur, issue or assume any Indebtedness secured by any Lien on any Restricted Property without in any such case effectively providing that the Securities (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created) shall be secured equally and ratably with or prior to such secured Indebtedness, so long as such secured Indebtedness shall be so secured, unless, after giving effect thereto, the aggregate principal amount of all such secured Indebtedness then outstanding (excluding any secured Indebtedness permitted under subsections (a) through (e) below) plus the aggregate amount of Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale/Leaseback Transactions then outstanding (other than any Sale/Leaseback Transaction permitted by clause (b) of Section 1008 or the proviso to Section
1008) would not exceed an amount equal to 12% of Consolidated Net Tangible Assets; provided, however, that nothing contained in this Section shall prevent or restrict Indebtedness secured by:

          (a) any Lien existing on any Restricted Property prior to the acquisition thereof by the Company or any of its Restricted Subsidiaries, or any Lien arising after such acquisition pursuant to contractual commitments entered into prior to such acquisition;

          (b) any Lien on any Restricted Property securing Indebtedness incurred or assumed for the purpose of financing the purchase price thereof or the cost of construction, improvement or repair of all or any part thereof, provided that such Lien attaches to such Restricted Property concurrently with or within 12 months after the acquisition thereof or completion of construction, improvement or repair thereof and does not attach to any other Restricted Property;

          (c) any Lien existing on any Restricted Property of any Restricted Subsidiary prior to the time such Restricted Subsidiary becomes a Subsidiary of the Company, or any Lien arising after such time pursuant to contractual commitments entered into prior to and not in contemplation thereof;

          (d) any Lien on any Restricted Property securing Indebtedness owed by a Subsidiary to the Company or to another Subsidiary; or

          (e) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness described in any of subsections (a) through (d) above, provided that the aggregate principal amount of such Indebtedness is not increased and such Lien does not extend to any additional Restricted Property.

     For the purposes of this Section, the giving of a guarantee which is secured by a Lien on a Restricted Property, and the creation of a Lien on a Restricted Property to secure Indebtedness which existed prior to the creation of such Lien, shall be deemed to involve the creation of Indebtedness in an amount equal to the principal amount guaranteed or secured by such Lien; but the amount of Indebtedness secured by Liens on Restricted Properties shall be computed without cumulating the underlying Indebtedness with any guarantee thereof or Lien securing the same.

SECTION 1008. Limitation on Sale/Leaseback Transactions.

     The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction without in any such case effectively providing that the Securities (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created) shall be secured equally and ratably with or prior to such Sale/Leaseback Transaction, so long as such Sale/Leaseback Transaction shall be outstanding, unless, after giving effect thereto, (a) the aggregate principal amount of all Indebtedness then outstanding secured by any Lien on any Restricted Property, which Lien does not equally and ratably secure the Securities (excluding any secured Indebtedness permitted under subsections (a) through (e) of Section 1007) plus the aggregate amount of Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale/Leaseback Transactions then outstanding (other than any Sale/Leaseback Transaction permitted by clause (b) of this Section or the proviso to this Section) would not exceed an amount equal to 12% of Consolidated Net Tangible Assets or (b) the Company or a Restricted Subsidiary, within 12 months after such Sale/Leaseback Transaction, applies to the retirement of secured Indebtedness of the Company or a Restricted Subsidiary permitted under Section 1007 which is not subordinate to the Securities an amount equal to the greater of (i) the net proceeds of the sale or transfer of the property or other assets that are the subject of such Sale/Leaseback Transaction or (ii) the fair market value of the Restricted Property so leased (in each case as reasonably determined by the Company); provided, however, that nothing contained in this Section shall prevent or restrict any

Sale/Leaseback Transaction in which a Subsidiary of the Company is the lessee and the Company or another Subsidiary is the lessor of such Restricted Property.

     Notwithstanding the foregoing, where the Company or any Restricted Subsidiary is the lessee in any Sale/Leaseback Transaction, Attributable Debt shall not include any Indebtedness resulting from the guarantee by the Company or any other Restricted Subsidiary of the lessee's obligation thereunder.

SECTION 1009. Payment of Additional Amounts.

          (a) All payments of principal, premium and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Mexico or any authority therein or thereof having power to tax ("Mexican Taxes"), except to the extent that such Mexican Taxes are required by Mexico or any such authority to be withheld or deducted. In the event of any withholding or deduction for any Mexican Taxes, the Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Mexican Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security to the extent:

               (i) that any such taxes, duties, assessments or other governmental charges would not have been imposed but for (A) a connection between the Holder and Mexico other than the holding of such Security and the receipt of payments with respect to such Security or (B) failure by the Holder to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Mexico of the Holder, if compliance is required by law, regulation or by an applicable income tax treaty to which Mexico is a party and which is in effect, as a precondition to exemption from, or reduction in the rate of, the tax, assessment or other governmental charge and we have given the Holders at least 30 days' notice that Holders will be required to provide such information and identification;

               (ii) of any such taxes, duties, assessments or other governmental charges with respect to a Security presented for payment more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on presenting such Security for payment on any date during such 15-day period;

               (iii) of estate, inheritance, gift or other similar taxes imposed with respect to a Security;

               (iv) any tax, duty, assessment or other governmental charge payable otherwise than by deduction or withholding from payments on any series of Securities;

               (v) any payment on a Security to a Holder who is a fiduciary or partnership or a person other than the sole beneficial owner of any such payment, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security.

     For purposes of the provisions described in Clause (i) above, the term "Holder" of any Security means the direct nominee of any beneficial owner of such Security, which holds such beneficial owner's interest in such Security. Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in Clause (i) above shall not apply if (a) the provision of information, documentation or other evidence described in such Clause (i) would be materially more onerous, in form, in procedure or in the substance of information disclosed, to a Holder or beneficial owner of a Security (taking into account any relevant differences between U.S. and Mexican law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law (including the United States - Mexico Income Tax Treaty), regulation (including proposed regulations) and administrative practice or (b) Rule 3.25.15, as the same may be amended from time to time, is in effect, unless the provision of the information, documentation or other evidence described in such Clause (i), is expressly required by statute, regulation, rule or administrative practice in order to apply Rule 3.25.15 and the Company cannot obtain such information, documentation or other evidence on its own through reasonable diligence and the Company otherwise would meet the requirements for application of Rule 3.25.15. In addition, such Clause (i) shall not be construed to require that a non-Mexican pension or retirement fund or a non-Mexican financial institution or any other Person register with the Ministry of Finance and Public Credit for the purpose of establishing eligibility for an exemption from or reduction of Mexican withholding.

     The Company shall provide the Trustee with the constancia or other relevant documentation, if any, (which may consist of certified copies of such documentation) reasonably satisfactory to the Trustee evidencing the payment of Mexican Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

     In respect of the Securities issued hereunder, at least 10 days prior to the first date of payment of interest on the Securities and at least 10 days prior to each date, if any, of payment of principal or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish the Trustee and each Paying Agent with an Officer's Certificate instructing the Trustee and such Paying Agent as to whether such payment of principal of or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, duty, assessment or other governmental charge. If any such deduction or withholding shall be required by Mexico or under the federal laws of the United States, then such certificate shall specify, by country, the amount, if any, required to be deducted or withheld on such payment to Holders of such Securities, and the Company shall pay or cause to be paid to the Trustee or such Paying Agent Additional Amounts, if any, required by this Section. The Company agrees to indemnify the Trustee and each Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any Officer's Certificate furnished pursuant to this Section.

          (b) The Company shall pay all stamp, issue, registration, documentary or other similar duties, if any, which may be imposed by Mexico or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

          (c) The Company shall provide each Paying Agent and any withholding agent under relevant tax regulations with copies of each certificate received by the Company from a Holder of a Security pursuant to the text of such Security. Each such Paying Agent and withholding agent shall retain each such certificate received by it for as long as any Security is outstanding and in no event for less than four years after its receipt, and for such additional period thereafter, as set forth in an Officer's Certificate, as such certificate may become material in the administration of applicable tax laws.

          (d) In the event that Additional Amounts actually paid with respect to the Securities pursuant to the preceding paragraphs are based on rates of deduction or withholding of withholding taxes in excess of the appropriate rate applicable to the Holder of such Securities, and, as a result thereof such Holder is entitled to make claim for a refund or credit of such excess from the authority imposing such withholding tax, then such Holder shall, by accepting such Securities, be deemed to have assigned and transferred all right, title, and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

          (e) All references in this Indenture and the Securities to principal, premium or interest in respect of any Security shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made. All references in this Indenture and the Securities to principal in respect of any Security shall be deemed to mean and include any Redemption Price or Repurchase Price payable in respect of such Security pursuant to any redemption or repurchase right hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to mean and include the Redemption Date with respect to any such Redemption Price and the Repurchase Date with respect to any such Repurchase Price), and all such references to principal, premium, interest or Additional Amounts shall be deemed to mean and include any amount payable in respect hereof pursuant to Section 1010, and express mention of the payment of any Redemption Price or Repurchase Price, or any such other amount in those provisions hereof where such express reference is not made.

SECTION 1010. Indemnification of Judgment Currency.

     The Company shall indemnify the Trustee and any Holder of a Security against any loss incurred by the Trustee or such Holder, as the case may be, as a result of any judgment or order being given or made for any amount due under this Indenture or such Security and being expressed and paid in a currency (the "Judgment Currency") other than Dollars, and as a result of any variation between (i) the rate of exchange at which the Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Trustee or such Holder, as the case may be, on the date of payment of such judgment or order is able to purchase Dollars with the amount of the Judgment

Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, Dollars.

SECTION 1011. Book-Entry System.

     If the ADSs cease to trade in the Depositary's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines, after consultation with the ADS Depositary, are reasonable for the ADSs.

SECTION 1012. Waiver of Certain Covenants.

     Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1007 or 1008, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holder, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1013. Calculation of Original Issue Discount.

     The Company will file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101. Right of Redemption.

          (a) The Securities of any series which are redeemable before their Stated Maturity may not be redeemed at the election of the Company except in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with the provisions of this Article.

          (b) The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date

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

fixed by the Company, notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.

          (c) If, as a result of any amendment to, or change in, the laws (or any rules or regulation thereunder) of Mexico or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to or change in an official interpretation or application of such laws, rules or regulations, which amendment or change of such laws, rules or regulations becomes effective on or after the date of this Indenture, the Company would be obligated to pay on the next succeeding Interest Payment Date Additional Amounts in respect of interest payments on the Securities of any series pursuant to the terms and conditions thereof in excess of those attributable to the Mexican withholding tax on the basis of a statutory rate of 10% imposed on interest payments with respect to such series of Securities, and if such obligation cannot be avoided by the Company after taking measures the Company considers reasonable to avoid it, then, at the Company's option, the Securities of such series may be redeemed in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days' notice to the Trustee and the Holders of such Securities, at a Redemption Price equal to 100% of the principal amount thereof and any premium applicable thereto, together with accrued interest up to but not including the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts were a payment on such Securities then due, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

          (d) Before any notice of redemption pursuant to Section 1101(c) is given to the Trustee or the Holders of Securities of the relevant series, the Company shall deliver to the Trustee (i) an Officer's Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred or been satisfied and (ii) an Opinion of Counsel to the effect that the Company has or shall become obligated to pay such Additional Amounts as a result of such change or amendment. Such notice, once given to the Trustee, shall be irrevocable.

SECTION 1102. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price and amount of accrued interest, if any,

          (3) that on the Redemption Date the Redemption Price and any accrued interest shall become due and payable upon each Security to be redeemed and that interest thereon shall cease to accrue on and after said date,

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

          (4) the Conversion Rate, the date on which the right to convert the Securities to be redeemed shall terminate and the place or places where such Securities may be surrendered for conversion,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest, and

          (6) applicable CUSIP Numbers.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, and such notice, when given to the Holders, shall be irrevocable.

SECTION 1103. Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

     If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 306) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1104. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 306.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1105. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a

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

written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                      CONVERSION OF CONVERTIBLE SECURITIES

SECTION 1201. Conversion Privilege and Conversion Rate.

     A Holder of Convertible Securities may convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into fully paid and nonassessable ADSs of the Company at any time following the date of original issuance thereof and prior to the close of business on the Business Day immediately preceding the Convertible Securities' Maturity at the Conversion Rate then in effect for such series, except that, with respect to any Convertible Securities called for redemption such conversion right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date (unless the Company shall default in making the redemption payment when it becomes due, in which case the conversion right shall terminate on the date such default is cured). The rate at which ADSs shall be delivered upon conversion of Convertible Securities (the "Conversion Rate") shall be expressed as a number of ADSs per $1,000 principal amount at Maturity of Convertible Securities.

     The initial Conversion Rate with respect to any series of Convertible Securities shall be stated in such Convertible Securities and shall be subject to adjustment as provided in this Article.

     A Holder of Convertible Securities is not entitled to any rights of a holder of ADSs (other than as provided pursuant to the Company's shareholders rights plan, if any) until such Holder has converted such Convertible Securities into ADSs, and only to the extent that such Convertible Securities are deemed to have been converted into ADSs under this Article.

SECTION 1202. Exercise of Conversion Privilege.

     In order to exercise the conversion privilege applicable to any series of Convertible Securities, the Holder of any Convertible Security to be converted shall surrender such Convertible Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (a "Conversion Agent"), accompanied by a duly signed conversion notice substantially in the form set forth in Section 205 stating that the Holder elects to convert such Convertible Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Convertible Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Convertible Security or portion thereof which has been called for redemption on a Redemption Date, or which is repurchasable on a Holder Repurchase Date, occurring, in either case, within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on such

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

Convertible Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Convertible Security (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Holder Repurchase Date, occurring, in either case, during the period from the close of business on any Regular Record Date with respect to such series next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Convertible Security (or portion thereof, if applicable) is surrendered for conversion during such period, shall be paid to the Holder of such Convertible Security being converted in an amount equal to the interest that would have been payable on such Convertible Security if such Convertible Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Convertible Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for repurchase on a Holder Repurchase Date, occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Convertible Security (or portion thereof, as the case may be) is surrendered for conversion during such period, shall be paid to the Holder of such Convertible Security as of such Regular Record Date. Other than as set forth above in this Section, no interest shall be payable in respect of any Convertible Security surrendered for conversion. Except as provided in this paragraph and subject to the last paragraph of Section 306, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Convertible Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the ADSs issued upon conversion. The Company's delivery to the Holder of the number of ADSs (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Convertible Security is convertible shall be deemed to satisfy the Company's obligation to pay the principal amount at Stated Maturity of the Convertible Security.

     Convertible Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Convertible Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Convertible Securities as Holders shall cease, and the Person or Persons entitled to receive the ADSs issuable upon conversion shall be treated for all purposes as the record holder or holders of such ADSs at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the ADS Depositary L Shares and shall cause the ADS Depositary to issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full ADSs issuable upon conversion, together with payment in lieu of any fraction of an ADS as provided in Section 1203.

     In the case of any Convertible Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Convertible Security or Convertible Securities of the same series and of like tenor, of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Convertible Security. A Convertible Security may be converted in part, but only if the principal amount of such Convertible Security to be converted is any integral multiple of $1,000 and the principal amount of such Convertible Security to remain Outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.

SECTION 1203. Fractions of ADSs.

     No fractional ADSs shall be issued upon conversion of any Convertible Security or Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same Holder, the number of full ADSs which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount at Stated Maturity of the Convertible Securities (or specified portions thereof) so surrendered. Instead of any fractional ADSs which would otherwise be issuable upon conversion of any Convertible Security or Convertible Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of an ADS) in an amount equal to the same fraction of the Closing Price per ADS at the close of business on the day of conversion.

SECTION 1204. Adjustment of Conversion Rate.

     The Conversion Rate shall be subject to adjustments (or securities or other property other than ADSs representing the right to receive shares of Common Stock may become issuable) from time to time as set forth below. Any adjustment to the Conversion Rate shall take into account the number of shares of Common Stock represented by each ADS before and after each such adjustment.

          (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the total number of shares constituting such dividend or other distribution and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) Subject to the last sentence of paragraph (7) of this Section, in case the Company shall issue rights, options or warrants (expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, warrants or options) to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) Subject to the last sentence of paragraph (7) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any distribution in connection with any merger or consolidation to which Section 1211 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination (the "Reference Date") and the denominator shall be the current market price per share of the Common Stock on the Reference Date less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) on the Reference Date of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date.

          (5) In case the Company shall, by dividend or otherwise (other than regular or quarterly cash dividends), distribute to all holders of its Common Stock cash in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions (other than regular or quarterly cash dividends) to all holders of its

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

     Common Stock made exclusively in cash (and not included in clause (II) of this sentence) within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate amount of all Excess Payments in respect of any tender or exchange offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made (the "combined cash and tender amount"), exceeds 12.5% of the product of the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination and the denominator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date for determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over 12.5% of such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination.

          (6) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of Excess Payments in an aggregate amount that combined together with (I) all Excess Payments payable in respect of any other tender or exchange offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any cash distribution (other than regular or quarterly cash dividends) to all holders of the Company's Common Stock within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made (the "combined tender and cash amount") exceeds 12.5% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the last time (the "Expiration Time") tenders or exchanges could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction of which (i) the numerator shall be the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the Expiration Time multiplied by
     (B) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time, and (ii) the denominator shall be (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (B) the combined tender and cash amount.

          (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section). Rights or warrants issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrences of a specified event or events ("Trigger Event"), shall for the purposes of this Section not be deemed issued until the occurrence of the earliest Trigger Event.

          (8) For the purpose of any computation under paragraphs (2), (4), (5) and (6) of this Section, the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the last reported sale price of the Common Stock on the Mexican Stock Exchange for 30 consecutive Trading Days commencing not more than 45 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term " 'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Convertible Securities of any series or any shorter term, in addition to those required by paragraphs (1), (2), (3),
     (4), (5) and (6) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

          (11) In any case in which this Section 1204 shall require that an adjustment shall become effective immediately after a determination date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Convertible Security converted after such record date and before the occurrence of such event the additional ADSs issuable upon such conversion by reason of the conversion rate adjustment required by such event over and above the ADSs issuable upon such conversion before giving effect to such conversion rate adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional ADS pursuant to Section 1203; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional ADSs, and such cash, upon the occurrence of the event requiring such adjustment.

          (12) The initial Conversion Rate reflects that as of the date of this Indenture, each ADS represents 20 L Shares. If the number of L Shares represented by an ADS should change, whether in conjunction with one of the foregoing adjustment events or otherwise, the Conversion Rate (as so changed) shall be adjusted proportionately.

SECTION 1205. Notice of Adjustments of Conversion Rate.

     Whenever the Conversion Rate for the Convertible Securities of any series is adjusted as herein provided:

          (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 1204 and shall prepare a certificate signed by the principal accounting or financial officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

          (2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company, or the Company shall cause such notice to be provided by the Trustee to, all Holders of Convertible Securities of such series in accordance with Section 106.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Convertible Securities of such series desiring inspection thereof at its office during normal business hours.

SECTION 1206. Notice of Certain Corporate Action.

     In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to
Section 1204; or

          (b) the Company shall authorize the granting to the holders of its Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) of the termination of the Deposit Agreement; or

          (f) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed, or the Company shall cause the Trustee to cause to be filed, at each office or agency maintained for the purpose of conversion of Convertible Securities pursuant to Section 1002, and the Company shall cause to be provided, or the Company shall cause the Trustee to cause to be provided, to all Holders of Convertible Securities in accordance with Section 106, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (f) of this Section. If at the time the Trustee shall not be a Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

SECTION 1207. Company to Reserve Common Stock; Depositary to Register ADSs;
              Listing on NYSE.

          (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued or duly repurchased L Shares, for the purpose of effecting the conversion of Convertible Securities, the full number of shares of L Shares then issuable upon the conversion of all Outstanding Convertible Securities.

          (b) The Company shall cause the ADS Depositary at all times to register and maintain registered under the Securities Act, for the purpose of effecting the conversion of Convertible Securities, the full number of ADSs then issuable upon the conversion of all Outstanding Convertible Securities.

          (c) The Company has arranged for listing on the New York Stock Exchange of all ADSs deliverable upon conversion of Convertible Securities, and agrees to maintain registered with the National Registry of Securities and Intermediaries and listed with the Mexican Stock Exchange the underlying L Shares, and shall take all action (including obtaining or giving approvals and consents and paying listing fees) necessary to ensure that each ADS delivered on conversion of a Convertible Security shall, upon such delivery and at all times thereafter when outstanding, be so listed.

SECTION 1208. Taxes and Fees on Conversions.

     Except as provided in the next sentence, the Company shall pay any and all taxes and duties and any and all fees of the ADS Depositary that may be payable in respect of the issue or delivery to the ADS Depositary of L Shares and the issue and delivery of the ADSs on conversion of Convertible Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of (i) income of the Holder (including franchise, capital gains and doing business taxes imposed on a net income basis) or (ii) any transfer involved in the issue and delivery of ADSs in a name other than that of the Holder of the Convertible Security or Convertible Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 1209. Covenant as to L Shares.

     The Company agrees that all L Shares represented by ADSs which may be issued and delivered to the ADS Depositary upon conversion of Convertible Securities shall be duly authorized and validly issued and maintain, at all times, that any principal amount of, or premium or interest on any Convertible Security remains unpaid in treasury of the Company, and upon such issue and delivery, shall be fully paid and nonassessable and, except as provided in
Section 1208, the Company shall pay all taxes, liens and charges with respect to the issue and delivery thereof.

SECTION 1210. Cancellation of Converted Convertible Securities.

     All Convertible Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 308.

SECTION 1211. Provision in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Convertible Security then Outstanding shall have the right thereafter, during the period such Convertible Security shall be convertible as specified in
Section 1201, to convert such Convertible Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of L Shares of the Company into which such Convertible Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company, or the Company shall cause the Trustee to give such notice, to the Holder of each Convertible Security as provided in Section 106 promptly upon such execution.

     Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Convertible Securities upon the conversion of their Convertible Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 1212. Responsibility of Trustee for Conversion Provisions.

     The Trustee, subject to the provisions of Article Six, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Convertible Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Article Six, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Convertible Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Article Six, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Convertible Security for the purpose of conversion; and the Trustee, subject to the provisions of Article Six, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

SECTION 1213. Termination of Deposit Agreement.

     If the ADS Deposit Agreement is terminated for any reason (and no successor deposit agreement is established), Holders of the Convertible Securities shall thereafter receive upon conversion the number of L Shares that was represented by the number of ADSs deliverable upon conversion of the Convertible Securities at the date of such termination (subject to adjustment from time to time as set forth in this Article).

                                ARTICLE THIRTEEN

                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                         HOLDER UPON A CHANGE IN CONTROL

SECTION 1301. Right to Require Repurchase.

     In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 1302, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof, on the date (the "Holder Repurchase Date") that is 60 days after the date the Company provides the Holder Repurchase Notice pursuant to Section 1302 at a cash price equal to the sum of (i) the principal amount and premium of the Securities being repurchased, (ii) accrued and unpaid interest thereon to the Holder Repurchase Date, (iii) any original issue discount applicable to such security, and (iv) any Additional Amounts which would otherwise be payable (the "Repurchase Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the

Holder Repurchase Date shall be payable to the Holders of such Securities, registered as such at the close of business on the Regular Record Date according to their terms and the provisions of Section 306. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four, unless a Change in Control shall have occurred prior to such discharge.

SECTION 1302. Notices; Method of Exercising Repurchase Right, Etc.

          (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities or unless all of the Outstanding Securities shall have theretofore been converted in accordance with Article Twelve, on or before the seventh Business Day after the occurrence of a Change in Control, the Company shall give to all Holders, in the manner provided in Section 106, notice of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

     Each notice of a repurchase right shall state:

          (1) the Holder Repurchase Date,

          (2) the date and time by which the repurchase right must be exercised,

          (3) the Repurchase Price,

          (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price,

          (5) that on the Holder Repurchase Date the Repurchase Price, including any accrued interest and Additional Amounts, shall become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

          (6) the Conversion Rate then in effect, the date and time at which the right to convert the principal amount of the Securities to be repurchased shall terminate and the place or places where such Securities may be surrendered for conversion, and

          (7) the place or places that the form of certificate required by
     Section 203 shall be delivered, and the form of such certificate.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

          (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent prior to the close of business on the Holder Repurchase Date written notice (the "Holder Repurchase Notice") of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount at Stated Maturity of the Securities to be repurchased (and, if any Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby. Any Holder Repurchase Notice may be withdrawn by the Holder by a written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for that purpose on or prior to the Holder Repurchase Date. The notice of withdrawal shall state the principal amount at Stated Maturity as to which the withdrawal notice relates and the principal amount at Stated Maturity, if any, that remains subject to the original Holder Repurchase Notice. The right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until 12:00 noon on the Holder Repurchase Date.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash, as provided above, for payment to the Holder on the Holder Repurchase Date. Payment of the Repurchase Price for a Security for which a Holder Repurchase Notice has been delivered and not withdrawn is conditioned upon delivery of the Security to the Trustee or to any other office or agency maintained for that purpose, at any time (whether prior to, on or after the Holder Repurchase Date) after delivery of the Holder Repurchase Notice. Payment of the Repurchase Price for the Security shall be made promptly following the later of the Holder Repurchase Date or the time of delivery of the Security. If the Trustee holds, in accordance with this Indenture, money sufficient to pay the Repurchase Price of the Security on the Holder Repurchase Date, then, on and after the Holder Repurchase Date, the Security shall cease to be outstanding and interest thereon shall cease to accrue, whether or not the Security is delivered to the Trustee or to any other office or agency maintained for that purpose, and all other rights of the Holder shall terminate (other than the right to receive the Repurchase Price upon delivery of the Security).

          (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Holder Repurchase Date by the Company, the principal amount at Stated Maturity of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Holder Repurchase Date at the rate borne by such Security, and each such Security that is a Convertible Security shall remain convertible into ADSs until the Repurchase Price of such Convertible Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          (f) All Securities delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Holder Repurchase Notice pursuant to paragraph (b) of this Section) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 308.

SECTION 1303. Certain Definitions.

     For purposes of this Article,

          (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this instrument, promulgated by the Commission pursuant to the Exchange Act;

          (b) a "Change in Control" shall be deemed to have occurred at the time, after the date of this instrument, that any person, together with any Affiliates or Related Persons thereof, shall beneficially own (determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the date of original execution of this instrument), directly or indirectly, shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors; provided, however, that a Change in Control shall not be deemed to have occurred if such person, together with such Affiliates or Related Persons, is any of Grupo Carso Telecom, S.A. de C.V., or any of its Affiliates or one or more members of the family of Carlos Slim Helu who are beneficial owners of Grupo Carso Telecom, S.A. de C.V. as of the date of this instrument;

          (c) a "Related Person" of any Person means any other Person directly or indirectly owning (a) 10% or more of the outstanding common stock of such Person (or, in the case of a person that is not a corporation, 10% or more of the equity interest in such person) or (b) 10% or more of the combined voting power of the Voting Stock of such person; and

          (d) for the purposes of paragraphs (b) and (c) of this Section, the term "person" includes any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this instrument.

                                   ----------

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                                        TELEFONOS DE MEXICO, S.A. de C.V.


                                        By: /s/ Adolfo Cerezo
                                            ____________________________________
                                            Name:  Adolfo Cerezo
                                            Title: Chief Financial Officer


                                        By: /s/ Jose Manuel Camacho
                                            ____________________________________
                                            Name:  Jose Manuel Camacho
                                            Title: Treasurer


                                        JPMORGAN CHASE BANK


                                        By: /s/ Karen Ferry
                                            ____________________________________
                                            Name:  Karen Ferry
                                            Title: Vice President